Exhibit 99.1

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
(In millions)

	1Q24	2Q24	3Q24	4Q24	FY24	1Q23	2Q23	3Q23	4Q23	FY23	FY22
Net Operating Revenues — Third Party
Europe, Middle East & Africa	$2,435	$2,873	$2,555	$2,415	$10,278	$2,469	$2,731	$2,707	$2,245	$10,152	$9,453
Latin America	1,530	1,652	1,642	1,647	6,471	1,386	1,380	1,576	1,492	5,834	4,921
North America	4,224	4,870	5,037	4,729	18,860	3,947	4,417	4,511	4,090	16,965	15,855
Asia Pacific	1,265	1,396	1,285	1,181	5,127	1,205	1,368	1,260	978	4,811	4,785
Bottling Investments	1,815	1,537	1,314	1,549	6,215	1,944	2,042	1,855	2,011	7,852	7,883
Corporate	31	35	21	23	110	29	34	44	33	140	107
Consolidated	$11,300	$12,363	$11,854	$11,544	$47,061	$10,980	$11,972	$11,953	$10,849	$45,754	$43,004

Net Operating Revenues — Intersegment
Europe, Middle East & Africa	$197	$155	$172	$156	$680	$193	$145	$167	$181	$686	$627
Latin America	—	—	—	—	—	—	—	—	—	—	—
North America	2	4	1	2	9	2	2	2	2	8	7
Asia Pacific	216	126	77	48	467	186	218	167	160	731	734
Bottling Investments	2	2	2	2	8	2	—	4	2	8	8
Corporate	—	—	—	—	—	—	—	—	—	—	—
Eliminations	(417)	(287)	(252)	(208)	(1,164)	(383)	(365)	(340)	(345)	(1,433)	(1,376)
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Operating Revenues — Total
Europe, Middle East & Africa	$2,632	$3,028	$2,727	$2,571	$10,958	$2,662	$2,876	$2,874	$2,426	$10,838	$10,080
Latin America	1,530	1,652	1,642	1,647	6,471	1,386	1,380	1,576	1,492	5,834	4,921
North America	4,226	4,874	5,038	4,731	18,869	3,949	4,419	4,513	4,092	16,973	15,862
Asia Pacific	1,481	1,522	1,362	1,229	5,594	1,391	1,586	1,427	1,138	5,542	5,519
Bottling Investments	1,817	1,539	1,316	1,551	6,223	1,946	2,042	1,859	2,013	7,860	7,891
Corporate	31	35	21	23	110	29	34	44	33	140	107
Eliminations	(417)	(287)	(252)	(208)	(1,164)	(383)	(365)	(340)	(345)	(1,433)	(1,376)
Consolidated	$11,300	$12,363	$11,854	$11,544	$47,061	$10,980	$11,972	$11,953	$10,849	$45,754	$43,004

Operating Income (Loss)
Europe, Middle East & Africa	$1,080	$1,282	$998	$895	$4,255	$1,142	$1,160	$1,163	$858	$4,323	$3,940
Latin America	945	921	937	989	3,792	853	800	985	798	3,436	2,881
North America	497	1,376	1,456	1,227	4,556	1,078	1,268	1,326	962	4,634	3,930
Asia Pacific	657	646	462	391	2,156	565	671	498	323	2,057	2,318
Bottling Investments	156	98	43	199	496	139	122	132	185	578	487
Corporate	(1,194)	(1,691)	(1,386)	(992)	(5,263)	(410)	(1,620)	(834)	(853)	(3,717)	(2,647)
Consolidated	$2,141	$2,632	$2,510	$2,709	$9,992	$3,367	$2,401	$3,270	$2,273	$11,311	$10,909
Note: Reclassified operating segment and Corporate data reflect the change in the company’s operating segments which became effective January 1, 2025.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Revenues and Volume

	Three Months Ended March 29, 2024
Percent Change[1]	Concentrate Sales[2]	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Changes, Net	Reported Net Revenues	Organic Revenues[3]	Unit Case Volume[4]
Consolidated	(2)	13	(6)	(2)	3	11	1
Europe, Middle East & Africa	(6)	17	(13)	0	(1)	12	2
Latin America	0	22	(11)	0	10	22	4
North America	0	6	0	0	7	7	0
Asia Pacific	(1)	7	(3)	3	6	6	(2)
Bottling Investments	6	6	(5)	(15)	(7)	13	(7)
Operating Income

	Three Months Ended March 29, 2024
Percent Change[1]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[3]
Consolidated	(36)	(41)	(8)	13
Europe, Middle East & Africa	(5)	1	(16)	9
Latin America	11	1	(8)	18
North America	(54)	(65)	0	11
Asia Pacific	16	4	(5)	17
Bottling Investments	13	(3)	(3)	19
Revenues and Volume

	Three Months Ended June 28, 2024
Percent Change[1]	Concentrate Sales[2]	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Changes, Net	Reported Net Revenues	Organic Revenues[3]	Unit Case Volume[4]
Consolidated	6	9	(6)	(5)	3	15	2
Europe, Middle East & Africa	5	18	(18)	0	5	23	0
Latin America	9	19	(9)	0	20	28	5
North America	(1)	11	0	0	10	10	(1)
Asia Pacific	7	(4)	(6)	(1)	(4)	3	3
Bottling Investments	7	7	(2)	(37)	(25)	14	(27)
Operating Income

	Three Months Ended June 28, 2024
Percent Change[1]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[3]
Consolidated	10	3	(11)	18
Europe, Middle East & Africa	10	0	(21)	32
Latin America	15	5	(18)	28
North America	8	0	0	8
Asia Pacific	(4)	4	(6)	(2)
Bottling Investments	(20)	2	(3)	(20)
Note: Certain rows may not add due to rounding.
1Growth rate percentages compare the results of the period to those of the prior year comparable period.
2For Bottling Investments, this represents the percent change in net revenues attributable to the increase (decrease) in unit case volume computed based on total sales (rather than average daily sales) in each of the corresponding periods after considering the impact of structural changes, if any.
3Organic revenues and comparable currency neutral operating income are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures section.
4Unit case volume is computed based on average daily sales.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Revenues and Volume

	Three Months Ended September 27, 2024
Percent Change[1]	Concentrate Sales[2]	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Changes, Net	Reported Net Revenues	Organic Revenues[3]	Unit Case Volume[4]
Consolidated	(2)	10	(5)	(4)	(1)	9	(1)
Europe, Middle East & Africa	(6)	8	(7)	0	(5)	2	(2)
Latin America	2	22	(20)	0	4	24	0
North America	1	11	0	0	12	12	0
Asia Pacific	(4)	6	(7)	0	(5)	2	(2)
Bottling Investments	(1)	4	(1)	(32)	(29)	4	(31)
Operating Income

	Three Months Ended September 27, 2024
Percent Change[1]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[3]
Consolidated	(23)	(27)	(10)	14
Europe, Middle East & Africa	(14)	(3)	(9)	(2)
Latin America	(5)	(14)	(23)	32
North America	10	(5)	0	15
Asia Pacific	(7)	(10)	(8)	11
Bottling Investments	(68)	0	(5)	(63)
Revenues and Volume

	Three Months Ended December 31, 2024
Percent Change[1]	Concentrate Sales[2]	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Changes, Net	Reported Net Revenues	Organic Revenues[3]	Unit Case Volume[4]
Consolidated	5	9	(3)	(5)	6	14	2
Europe, Middle East & Africa	6	7	(7)	0	6	13	0
Latin America	3	23	(15)	0	10	25	2
North America	4	11	0	0	16	15	2
Asia Pacific	6	(6)	8	0	8	0	6
Bottling Investments	4	2	0	(30)	(23)	7	(26)
Operating Income

	Three Months Ended December 31, 2024
Percent Change[1]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[3]
Consolidated	19	11	(14)	22
Europe, Middle East & Africa	4	7	(18)	15
Latin America	24	1	(24)	46
North America	27	3	0	24
Asia Pacific	21	34	(4)	(8)
Bottling Investments	8	7	4	(3)
Note: Certain rows may not add due to rounding.
1Growth rate percentages compare the results of the period to those of the prior year comparable period.
2For Bottling Investments, this represents the percent change in net revenues attributable to the increase (decrease) in unit case volume computed based on total sales (rather than average daily sales) in each of the corresponding periods after considering the impact of structural changes, if any.
3Organic revenues and comparable currency neutral operating income are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures section.
4Unit case volume is computed based on average daily sales.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Revenues and Volume

	Year Ended December 31, 2024
Percent Change[1]	Concentrate Sales[2]	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Changes, Net	Reported Net Revenues	Organic Revenues[3]	Unit Case Volume
Consolidated	2	11	(5)	(4)	3	12	1
Europe, Middle East & Africa	0	13	(11)	0	1	12	0
Latin America	3	21	(14)	0	11	25	3
North America	1	10	0	0	11	11	0
Asia Pacific	2	1	(2)	0	1	3	1
Bottling Investments	5	5	(2)	(28)	(21)	9	(23)
Operating Income

	Year Ended December 31, 2024
Percent Change[1]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[3]
Consolidated	(12)	(17)	(11)	16
Europe, Middle East & Africa	(2)	1	(16)	13
Latin America	10	(2)	(18)	31
North America	(2)	(16)	0	14
Asia Pacific	5	6	(6)	5
Bottling Investments	(14)	1	(1)	(15)
Revenues and Volume

	Year Ended December 31, 2023
Percent Change[1]	Concentrate Sales[2]	Price/Mix	Currency Impact	Acquisitions, Divestitures and Structural Changes, Net	Reported Net Revenues	Organic Revenues[3]	Unit Case Volume
Consolidated	2	10	(4)	(1)	6	12	2
Europe, Middle East & Africa	0	16	(9)	0	8	16	(2)
Latin America	6	16	(3)	0	19	22	5
North America	(1)	8	0	0	7	7	0
Asia Pacific	0	5	(5)	1	0	5	4
Bottling Investments	6	8	(7)	(8)	0	14	(1)
Operating Income

	Year Ended December 31, 2023
Percent Change[1]	Reported Operating Income	Items Impacting Comparability	Currency Impact	Comparable Currency Neutral Operating Income[3]
Consolidated	4	(4)	(7)	16
Europe, Middle East & Africa	10	1	(15)	24
Latin America	19	0	(5)	24
North America	18	3	0	15
Asia Pacific	(11)	0	(6)	(5)
Bottling Investments	19	4	(6)	21
Note: Certain rows may not add due to rounding.
1Growth rate percentages compare the results of the period to those of the prior year comparable period.
2For Bottling Investments, this represents the percent change in net revenues attributable to the increase (decrease) in unit case volume after considering the impact of structural changes, if any.
3Organic revenues and comparable currency neutral operating income are non-GAAP financial measures. Refer to the Reconciliation of GAAP and Non-GAAP Financial Measures section.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Financial Measures
The company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). To supplement our consolidated financial statements reported on a GAAP basis, we provide the following non-GAAP financial measures: “comparable net revenues,” “comparable currency neutral net revenues,” “organic revenues,” “comparable operating income” and “comparable currency neutral operating income,” each of which is defined below. Management believes these non-GAAP financial measures provide investors with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. Further, management believes these non-GAAP financial measures also enhance investors’ ability to compare period-to-period financial results. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company’s reported results prepared in accordance with GAAP. Our non-GAAP financial measures do not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of each of these non-GAAP financial measures to GAAP information are also included below. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the company’s performance. Disclosing these non-GAAP financial measures allows investors and management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance.
DEFINITIONS
•“Currency neutral operating results” are determined by dividing or multiplying, as appropriate, our current period actual U.S. dollar operating results, by the current period actual exchange rates (that include the impact of current period currency hedging activities), to derive our current period local currency operating results. We then multiply or divide, as appropriate, the derived current period local currency operating results by the foreign currency exchange rates (that also include the impact of the comparable prior period currency hedging activities) used to translate the company’s financial statements in the comparable prior year period to determine what the current period U.S. dollar operating results would have been if the foreign currency exchange rates had not changed from the comparable prior year period.
•“Structural changes” generally refer to acquisitions and divestitures of bottling operations, including the impact of intercompany transactions between our operating segments. In August 2022, the company acquired a controlling interest in a bottling operation in Malawi. The impact of this acquisition has been included in acquisitions, divestitures and structural changes in our analysis of net operating revenues on a consolidated basis as well as for the Bottling Investments operating segment for the year ended December 31, 2023. In November 2022, the company refranchised our bottling operations in Cambodia. The impact of this refranchising has been included in acquisitions, divestitures and structural changes in our analysis of net operating revenues on a consolidated basis as well as for the Bottling Investments and Asia Pacific operating segments for the year ended December 31, 2023. In January 2023, the company refranchised our bottling operations in Vietnam. The impact of this refranchising has been included in acquisitions, divestitures and structural changes in our analysis of net operating revenues on a consolidated basis as well as for the Bottling Investments and Asia Pacific operating segments for the years ended December 31, 2024 and December 31, 2023. In January, February and December 2024, the company refranchised our bottling operations in certain territories in India, and in February 2024, the company refranchised our bottling operations in Bangladesh and the Philippines. The impact of these refranchisings has been included in acquisitions, divestitures and structural changes in our analysis of net operating revenues on a consolidated basis as well as for the Bottling Investments and Asia Pacific operating segments in 2024.
•“Comparable net revenues” is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below). “Comparable currency neutral net revenues” is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below) as well as the impact of fluctuations in foreign currency exchange rates. Management believes the comparable net revenues (non-GAAP) growth measure and the comparable currency neutral net revenues (non-GAAP) growth measure provide investors with useful supplemental information to enhance their understanding of the company’s revenue performance and trends by improving

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Financial Measures
their ability to compare our period-to-period results. “Organic revenues” is a non-GAAP financial measure that excludes or has otherwise been adjusted for the impact of acquisitions, divestitures and structural changes, as applicable, and the impact of fluctuations in foreign currency exchange rates. Management believes the organic revenue (non-GAAP) growth measure provides users with useful supplemental information regarding the company’s ongoing revenue performance and trends by presenting revenue growth excluding the impact of foreign exchange as well as the impact of acquisitions, divestitures and structural changes. The adjustments related to acquisitions, divestitures and structural changes are included in the structural changes discussed above. Additionally, in July 2022 and May 2023, the company acquired certain brands in Asia Pacific. The impact of acquiring these brands has been included in acquisitions, divestitures and structural changes in our analysis of net operating revenues on a consolidated basis as well as for the Asia Pacific operating segment for 2023 and 2024.
•“Comparable operating income” is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below). “Comparable currency neutral operating income” is a non-GAAP financial measure that excludes or has otherwise been adjusted for items impacting comparability (discussed further below) and the impact of fluctuations in foreign currency exchange rates. Management uses these non-GAAP financial measures to evaluate the company’s performance and make resource allocation decisions. Further, management believes the comparable operating income (non-GAAP) growth measure and the comparable currency neutral operating income (non-GAAP) growth measure enhance its ability to communicate the underlying operating results and provide investors with useful supplemental information to enhance their understanding of the company’s underlying business performance and trends by improving their ability to compare our period-to-period financial results.
ITEMS IMPACTING COMPARABILITY
Information regarding items impacting comparability is provided to give qualitative and quantitative information related to items impacting comparability. Items impacting comparability are not defined terms within GAAP. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies. We determine which items to consider as “items impacting comparability” based on how management views our business; makes financial, operating, compensation and planning decisions; and evaluates the company’s ongoing performance. Items such as charges, gains and accounting changes which are viewed by management as impacting only the current period or the comparable period, but not both, or as pertaining to different and unrelated underlying activities or events across comparable periods, are generally considered “items impacting comparability.” Items impacting comparability include, but are not limited to, asset impairments, transaction gains/losses including associated costs, and charges related to restructuring initiatives, in each case when exceeding a U.S. dollar threshold. Also included are timing differences related to our economic (non-designated) hedging activities regardless of size. In addition, we provide the impact that fluctuations in foreign currency exchange rates had on our financial results (“currency neutral operating results” defined above).
Economic (Non-Designated) Hedges
The company uses derivatives as economic hedges primarily to mitigate the foreign exchange risk for certain currencies, certain interest rate risk, and the price risk associated with the purchase of materials used in our manufacturing processes as well as the purchase of vehicle fuel. Although these derivatives were not designated and/or did not qualify for hedge accounting, they are effective economic hedges. The changes in fair values of these economic hedges are immediately recognized in earnings. The company excludes the net impact of mark-to-market adjustments for outstanding hedges and realized gains/losses for settled hedges from our non-GAAP financial information until the period in which the underlying exposure being hedged impacts our consolidated statement of income. Management believes this adjustment provides meaningful information related to the impact of our economic hedging activities.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended March 29, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$2,632	$1,530	$4,226	$1,481	$1,817	$31	$(417)	$11,300
Items Impacting Comparability:
Other Items[1]	(23)	(12)	(2)	(32)	—	—	—	(69)
Comparable (Non-GAAP)	$2,609	$1,518	$4,224	$1,449	$1,817	$31	$(417)	$11,231

	Three Months Ended March 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$2,662	$1,386	$3,949	$1,391	$1,946	$29	$(383)	$10,980
Items Impacting Comparability:
Other Items[1]	(13)	1	(1)	(8)	—	—	—	(21)
Comparable (Non-GAAP)	$2,649	$1,387	$3,948	$1,383	$1,946	$29	$(383)	$10,959

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
% Change — Reported (GAAP)	(1)	10	7	6	(7)	8	(9)	3
% Currency Impact	(13)	(11)	0	(3)	(5)	0	—	(6)
% Change — Currency Neutral (Non-GAAP)	12	22	7	9	(2)	8	—	9
% Acquisitions, Divestitures and Structural Changes	0	0	0	3	(15)	0	—	(2)
% Change — Organic Revenues (Non-GAAP)	12	22	7	6	13	8	—	11

% Change — Comparable (Non-GAAP)	(1)	9	7	5	(7)	8	—	2
% Comparable Currency Impact (Non-GAAP)	(13)	(12)	0	(5)	(5)	0	—	(6)
% Change — Comparable Currency Neutral (Non-GAAP)	12	22	7	10	(2)	8	—	9
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended March 29, 2024 and March 31, 2023, other items included the impact of the company’s adjustment related to our economic hedging activities.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended June 28, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$3,028	$1,652	$4,874	$1,522	$1,539	$35	$(287)	$12,363
Items Impacting Comparability:
Other Items[1]	(6)	(37)	(2)	(5)	—	—	—	(50)
Comparable (Non-GAAP)	$3,022	$1,615	$4,872	$1,517	$1,539	$35	$(287)	$12,313

	Three Months Ended June 30, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$2,876	$1,380	$4,419	$1,586	$2,042	$34	$(365)	$11,972
Items Impacting Comparability:
Other Items[1]	(2)	5	1	(10)	—	—	—	(6)
Comparable (Non-GAAP)	$2,874	$1,385	$4,420	$1,576	$2,042	$34	$(365)	$11,966

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
% Change — Reported (GAAP)	5	20	10	(4)	(25)	2	22	3
% Currency Impact	(18)	(9)	0	(6)	(2)	0	—	(6)
% Change — Currency Neutral (Non-GAAP)	23	28	10	2	(23)	2	—	10
% Acquisitions, Divestitures and Structural Changes	0	0	0	(1)	(37)	0	—	(5)
% Change — Organic Revenues (Non-GAAP)	23	28	10	3	14	2	—	15

% Change — Comparable (Non-GAAP)	5	17	10	(4)	(25)	2	—	3
% Comparable Currency Impact (Non-GAAP)	(18)	(12)	0	(6)	(2)	0	—	(7)
% Change — Comparable Currency Neutral (Non-GAAP)	23	28	10	2	(23)	2	—	10
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended June 28, 2024 and June 30, 2023, other items included the impact of the company’s adjustment related to our economic hedging activities.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended September 27, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$2,727	$1,642	$5,038	$1,362	$1,316	$21	$(252)	$11,854
Items Impacting Comparability:
Other Items[1]	13	29	4	49	—	—	—	95
Comparable (Non-GAAP)	$2,740	$1,671	$5,042	$1,411	$1,316	$21	$(252)	$11,949

	Three Months Ended September 29, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$2,874	$1,576	$4,513	$1,427	$1,859	$44	$(340)	$11,953
Items Impacting Comparability:
Other Items[1]	(18)	(21)	(3)	—	—	—	—	(42)
Comparable (Non-GAAP)	$2,856	$1,555	$4,510	$1,427	$1,859	$44	$(340)	$11,911

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
% Change — Reported (GAAP)	(5)	4	12	(5)	(29)	(52)	26	(1)
% Currency Impact	(7)	(20)	0	(7)	(1)	0	—	(5)
% Change — Currency Neutral (Non-GAAP)	2	24	12	2	(28)	(52)	—	4
% Acquisitions, Divestitures and Structural Changes	0	0	0	0	(32)	0	—	(4)
% Change — Organic Revenues (Non-GAAP)	2	24	12	2	4	(52)	—	9

% Change — Comparable (Non-GAAP)	(4)	7	12	(1)	(29)	(52)	—	0
% Comparable Currency Impact (Non-GAAP)	(6)	(17)	0	(3)	(1)	0	—	(4)
% Change — Comparable Currency Neutral (Non-GAAP)	2	24	12	2	(28)	(52)	—	4
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended September 27, 2024 and September 29, 2023, other items included the impact of the company’s adjustment related to our economic hedging activities.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Three Months Ended December 31, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$2,571	$1,647	$4,731	$1,229	$1,551	$23	$(208)	$11,544
Items Impacting Comparability:
Other Items[1]	(30)	(26)	(14)	(70)	—	—	—	(140)
Comparable (Non-GAAP)	$2,541	$1,621	$4,717	$1,159	$1,551	$23	$(208)	$11,404

	Three Months Ended December 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$2,426	$1,492	$4,092	$1,138	$2,013	$33	$(345)	$10,849
Items Impacting Comparability:
Other Items[1]	34	19	3	43	—	—	—	99
Comparable (Non-GAAP)	$2,460	$1,511	$4,095	$1,181	$2,013	$33	$(345)	$10,948

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
% Change — Reported (GAAP)	6	10	16	8	(23)	(30)	40	6
% Currency Impact	(7)	(15)	0	8	0	(1)	—	(3)
% Change — Currency Neutral (Non-GAAP)	13	25	15	0	(23)	(29)	—	9
% Acquisitions, Divestitures and Structural Changes	0	0	0	0	(30)	0	—	(5)
% Change — Organic Revenues (Non-GAAP)	13	25	15	0	7	(29)	—	14

% Change — Comparable (Non-GAAP)	3	7	15	(2)	(23)	(30)	—	4
% Comparable Currency Impact (Non-GAAP)	(10)	(18)	0	(2)	0	(1)	—	(5)
% Change — Comparable Currency Neutral (Non-GAAP)	13	25	15	0	(23)	(29)	—	9
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended December 31, 2024 and December 31, 2023, other items included the impact of the company’s adjustment related to our economic hedging activities.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Year Ended December 31, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$10,958	$6,471	$18,869	$5,594	$6,223	$110	$(1,164)	$47,061
Items Impacting Comparability:
Other Items[1]	(46)	(46)	(14)	(58)	—	—	—	(164)
Comparable (Non-GAAP)	$10,912	$6,425	$18,855	$5,536	$6,223	$110	$(1,164)	$46,897

	Year Ended December 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$10,838	$5,834	$16,973	$5,542	$7,860	$140	$(1,433)	$45,754
Items Impacting Comparability:
Other Items[1]	1	4	—	25	—	—	—	30
Comparable (Non-GAAP)	$10,839	$5,838	$16,973	$5,567	$7,860	$140	$(1,433)	$45,784

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
% Change — Reported (GAAP)	1	11	11	1	(21)	(21)	19	3
% Currency Impact	(11)	(14)	0	(2)	(2)	0	—	(5)
% Change — Currency Neutral (Non-GAAP)	12	25	11	3	(19)	(21)	—	8
% Acquisitions, Divestitures and Structural Changes	0	0	0	0	(28)	0	—	(4)
% Change — Organic Revenues (Non-GAAP)	12	25	11	3	9	(21)	—	12

% Change — Comparable (Non-GAAP)	1	10	11	(1)	(21)	(21)	—	2
% Comparable Currency Impact (Non-GAAP)	(12)	(15)	0	(4)	(2)	0	—	(5)
% Change — Comparable Currency Neutral (Non-GAAP)	12	25	11	3	(19)	(21)	—	8
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the years ended December 31, 2024 and 2023, other items included the impact of the company’s adjustment related to our economic hedging activities.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Net Operating Revenues by Operating Segment and Corporate:

	Year Ended December 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$10,838	$5,834	$16,973	$5,542	$7,860	$140	$(1,433)	$45,754
Items Impacting Comparability:
Other Items[1]	1	4	—	25	—	—	—	30
Comparable (Non-GAAP)	$10,839	$5,838	$16,973	$5,567	$7,860	$140	$(1,433)	$45,784

	Year Ended December 31, 2022
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
Reported (GAAP)	$10,080	$4,921	$15,862	$5,519	$7,891	$107	$(1,376)	$43,004
Items Impacting Comparability:
Other Items[1]	27	6	2	7	—	—	—	42
Comparable (Non-GAAP)	$10,107	$4,927	$15,864	$5,526	$7,891	$107	$(1,376)	$43,046

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Eliminations	Consolidated
% Change — Reported (GAAP)	8	19	7	0	0	31	(4)	6
% Currency Impact	(9)	(3)	0	(5)	(7)	1	—	(4)
% Change — Currency Neutral (Non-GAAP)	16	22	7	6	7	30	—	11
% Acquisitions, Divestitures and Structural Changes	0	0	0	1	(8)	0	—	(1)
% Change — Organic Revenues (Non-GAAP)	16	22	7	5	14	30	—	12

% Change — Comparable (Non-GAAP)	7	18	7	1	0	31	—	6
% Comparable Currency Impact (Non-GAAP)	(9)	(3)	0	(5)	(7)	1	—	(4)
% Change — Comparable Currency Neutral (Non-GAAP)	16	22	7	6	7	30	—	11
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the years ended December 31, 2023 and 2022, other items included the impact of the company’s adjustment related to our economic hedging activities.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended March 29, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$1,080	$945	$497	$657	$156	$(1,194)	$2,141
Items Impacting Comparability:
Asset Impairments[1]	—	—	760	—	—	—	760
Transaction Gains/Losses[2]	—	—	—	—	—	772	772
Restructuring[3]	—	—	—	—	—	36	36
Other Items[4]	(24)	(12)	—	(32)	(2)	4	(66)
Comparable (Non-GAAP)	$1,056	$933	$1,257	$625	$154	$(382)	$3,643

	Three Months Ended March 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$1,142	$853	$1,078	$565	$139	$(410)	$3,367
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	—	—
Transaction Gains/Losses[2]	—	—	—	—	—	58	58
Restructuring[3]	—	—	18	—	—	27	45
Other Items[4]	(10)	1	37	(8)	(6)	4	18
Comparable (Non-GAAP)	$1,132	$854	$1,133	$557	$133	$(321)	$3,488

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
% Change — Reported (GAAP)	(5)	11	(54)	16	13	(191)	(36)
% Currency Impact	(15)	(7)	0	0	(3)	(1)	(7)
% Change — Currency Neutral (Non-GAAP)	9	18	(54)	17	15	(190)	(29)

% Impact of Items Impacting Comparability (Non-GAAP)	1	1	(65)	4	(3)	(172)	(41)
% Change — Comparable (Non-GAAP)	(7)	9	11	12	16	(19)	4
% Comparable Currency Impact (Non-GAAP)	(16)	(8)	0	(5)	(3)	(1)	(8)
% Change — Comparable Currency Neutral (Non-GAAP)	9	18	11	17	19	(18)	13
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended March 29, 2024, the company recorded a charge of $760 million related to the impairment of our BODYARMOR trademark, which was primarily driven by revised projections of future operating results and higher discount rates resulting from changes in macroeconomic conditions since the acquisition date.
2During the three months ended March 29, 2024 and March 31, 2023, the company recorded charges of $765 million and $62 million, respectively, related to the remeasurement of our contingent consideration liability to fair value in conjunction with our acquisition of fairlife, LLC (“fairlife”) in 2020. During the three months ended March 29, 2024, the company also incurred $7 million of transaction costs related to the refranchising of our bottling operations in certain territories in India. During the three months ended March 31, 2023, the company recorded a gain of $4 million related to the sale of a portion of our ownership interest in an unconsolidated bottling operation.
3During the three months ended March 29, 2024 and March 31, 2023, the company recorded charges of $36 million and $27 million, respectively, primarily related to certain initiatives designed to further simplify and standardize our organization as part of our productivity and reinvestment program. Additionally, during the three months ended March 31, 2023, the company recorded charges of $18 million, primarily related to severance costs associated with the restructuring of our North America operating unit.
4During the three months ended March 29, 2024 and March 31, 2023, the impact of the company’s adjustment related to our economic hedging activities resulted in a decrease of $74 million and an increase of $8 million, respectively, to our comparable operating income (non-GAAP). Additionally, during both the three months ended March 29, 2024 and March 31, 2023, the company recorded net charges of $4 million for the amortization of noncompete agreements related to the BODYARMOR acquisition in 2021. During the three months ended March 29, 2024 and March 31, 2023, the company recorded net charges of $3 million and $6 million, respectively, related to restructuring our manufacturing operations in the United States. During the three months ended March 29, 2024, the company recorded a net charge of $1 million related to tax litigation expense.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended June 28, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$1,282	$921	$1,376	$646	$98	$(1,691)	$2,632
Items Impacting Comparability:
Transaction Gains/Losses[1]	—	—	—	—	—	1,337	1,337
Restructuring[2]	—	—	—	—	—	32	32
Other Items[3]	(6)	(37)	59	(5)	2	1	14
Certain Tax Matters[4]	1	—	—	—	—	21	22
Comparable (Non-GAAP)	$1,277	$884	$1,435	$641	$100	$(300)	$4,037

	Three Months Ended June 30, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$1,160	$800	$1,268	$671	$122	$(1,620)	$2,401
Items Impacting Comparability:
Transaction Gains/Losses[1]	—	—	—	—	—	1,256	1,256
Restructuring[2]	—	—	7	—	—	25	32
Other Items[3]	(2)	5	49	25	7	7	91
Certain Tax Matters	—	—	—	—	—	—	—
Comparable (Non-GAAP)	$1,158	$805	$1,324	$696	$129	$(332)	$3,780

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
% Change — Reported (GAAP)	10	15	8	(4)	(20)	(4)	10
% Currency Impact	(21)	(13)	0	(7)	(3)	1	(16)
% Change — Currency Neutral (Non-GAAP)	31	28	8	3	(17)	(5)	26

% Impact of Items Impacting Comparability (Non-GAAP)	0	5	0	4	2	(14)	3
% Change — Comparable (Non-GAAP)	10	10	8	(8)	(23)	9	7
% Comparable Currency Impact (Non-GAAP)	(21)	(18)	0	(6)	(3)	3	(11)
% Change — Comparable Currency Neutral (Non-GAAP)	32	28	8	(2)	(20)	7	18
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended June 28, 2024 and June 30, 2023, the company recorded charges of $1,337 million and $1,262 million, respectively, related to the remeasurement of our contingent consideration liability to fair value in conjunction with our acquisition of fairlife. During the three months ended June 30, 2023, the company recorded a gain of $6 million related to the sale of a portion of our ownership interest in an unconsolidated bottling operation.
2During the three months ended June 28, 2024 and June 30, 2023, the company recorded charges of $32 million and $24 million, respectively, primarily related to certain initiatives designed to further simplify and standardize our organization as part of our productivity and reinvestment program. Additionally, during the three months ended June 30, 2023, the company recorded charges of $8 million, primarily related to severance costs associated with the restructuring of our North America operating unit.
3During the three months ended June 28, 2024 and June 30, 2023, the impact of the company’s adjustment related to our economic hedging activities resulted in increases to our comparable operating income (non-GAAP) of $6 million and $42 million, respectively. During the three months ended June 28, 2024 and June 30, 2023, the company also recorded net charges of $7 million and $5 million, respectively, related to restructuring our manufacturing operations in the United States, and recorded a net benefit of $2 million and a net charge of $6 million, respectively, related to tax litigation expense. During both the three months ended June 28, 2024 and June 30, 2023, the company recorded charges of $3 million for the amortization of noncompete agreements related to the BODYARMOR acquisition. During the three months ended June 30, 2023, the company recorded charges totaling $35 million related to the discontinuation of certain manufacturing operations in Asia Pacific.
4During the three months ended June 28, 2024, the company recorded expense of $22 million for costs directly related to the resolution of certain foreign tax matters.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended September 27, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$998	$937	$1,456	$462	$43	$(1,386)	$2,510
Items Impacting Comparability:
Asset Impairments[1]	—	87	—	—	—	—	87
Transaction Gains/Losses[2]	—	—	—	—	—	921	921
Restructuring[3]	—	—	—	—	—	34	34
Other Items[4]	16	29	24	49	(2)	3	119
Comparable (Non-GAAP)	$1,014	$1,053	$1,480	$511	$41	$(428)	$3,671

	Three Months Ended September 29, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$1,163	$985	$1,326	$498	$132	$(834)	$3,270
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	—	—
Transaction Gains/Losses[2]	—	—	—	—	—	295	295
Restructuring[3]	—	—	—	—	—	58	58
Other Items[4]	(21)	(21)	(41)	—	(9)	5	(87)
Comparable (Non-GAAP)	$1,142	$964	$1,285	$498	$123	$(476)	$3,536

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
% Change — Reported (GAAP)	(14)	(5)	10	(7)	(68)	(66)	(23)
% Currency Impact	(11)	(28)	(1)	(18)	(4)	1	(15)
% Change — Currency Neutral (Non-GAAP)	(3)	23	10	11	(64)	(67)	(8)

% Impact of Items Impacting Comparability (Non-GAAP)	(3)	(14)	(5)	(10)	0	(77)	(27)
% Change — Comparable (Non-GAAP)	(11)	9	15	3	(68)	10	4
% Comparable Currency Impact (Non-GAAP)	(9)	(23)	0	(8)	(5)	2	(10)
% Change — Comparable Currency Neutral (Non-GAAP)	(2)	32	15	11	(63)	8	14
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended September 27, 2024, the company recorded a charge of $87 million related to the impairment of a trademark in Latin America, which was primarily driven by revised projections of future operating results and changes in macroeconomic conditions.
2During the three months ended September 27, 2024 and September 29, 2023, the company recorded charges of $919 million and $296 million, respectively, related to the remeasurement of our contingent consideration liability to fair value in conjunction with our acquisition of fairlife. During the three months ended September 27, 2024, the company recorded $2 million of transaction costs related to the sale of a portion of our interest in Coca-Cola Consolidated, Inc. (“Coke Consolidated”), an equity method investee, to Coke Consolidated. During the three months ended September 29, 2023, the company recorded a gain of $1 million related to the sale of a portion of our ownership interest in an unconsolidated bottling operation.
3During the three months ended September 27, 2024 and September 29, 2023, the company recorded charges of $34 million and $58 million, respectively, primarily related to certain initiatives designed to further simplify and standardize our organization as part of our productivity and reinvestment program.
4During the three months ended September 27, 2024 and September 29, 2023, the impact of the company’s adjustment related to our economic hedging activities resulted in an increase of $110 million and a decrease of $96 million, respectively, to our comparable operating income (non-GAAP). During the three months ended September 27, 2024 and September 29, 2023, the company also recorded net charges of $7 million and $4 million, respectively, related to restructuring our manufacturing operations in the United States, and a net benefit of $2 million and a charge of $1 million, respectively, related to tax litigation expense. Additionally, during both the three months ended September 27, 2024 and September 29, 2023, the company recorded charges of $4 million for the amortization of noncompete agreements related to the BODYARMOR acquisition.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Three Months Ended December 31, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$895	$989	$1,227	$391	$199	$(992)	$2,709
Items Impacting Comparability:
Asset Impairments[1]	—	39	—	—	—	—	39
Transaction Gains/Losses[2]	—	—	—	—	—	88	88
Restructuring[3]	—	—	—	—	—	31	31
Other Items[4]	(34)	(26)	(27)	(70)	3	19	(135)
Certain Tax Matters[5]	2	—	—	—	—	—	2
Comparable (Non-GAAP)	$863	$1,002	$1,200	$321	$202	$(854)	$2,734

	Three Months Ended December 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$858	$798	$962	$323	$185	$(853)	$2,273
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	—	—
Transaction Gains/Losses[2]	—	—	—	—	—	82	82
Restructuring[3]	—	—	1	—	—	55	56
Other Items[4]	34	19	3	43	16	6	121
Certain Tax Matters	—	—	—	—	—	—	—
Comparable (Non-GAAP)	$892	$817	$966	$366	$201	$(710)	$2,532

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
% Change — Reported (GAAP)	4	24	27	21	8	(16)	19
% Currency Impact	(12)	(18)	2	30	5	2	(5)
% Change — Currency Neutral (Non-GAAP)	16	42	26	(9)	3	(18)	24

% Impact of Items Impacting Comparability (Non-GAAP)	7	1	3	34	7	4	11
% Change — Comparable (Non-GAAP)	(3)	23	24	(13)	1	(20)	8
% Comparable Currency Impact (Non-GAAP)	(18)	(24)	0	(4)	4	2	(14)
% Change — Comparable Currency Neutral (Non-GAAP)	15	46	24	(8)	(3)	(23)	22
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the three months ended December 31, 2024, the company recorded a charge of $39 million related to the impairment of a trademark in Latin America, which was primarily driven by revised projections of future operating results and changes in macroeconomic conditions.
2During the three months ended December 31, 2024 and December 31, 2023, the company recorded charges of $88 million and $82 million, respectively, related to the remeasurement of our contingent consideration liability to fair value in conjunction with our acquisition of fairlife.
3During the three months ended December 31, 2024 and December 31, 2023, the company recorded charges of $31 million and $55 million, respectively, primarily related to certain initiatives designed to further simplify and standardize our organization as part of our productivity and reinvestment program. During the three months ended December 31, 2023, the company recorded charges of $1 million, primarily related to severance costs associated with the restructuring of our North America operating unit.
4During the three months ended December 31, 2024 and December 31, 2023, the impact of the company’s adjustment related to our economic hedging activities resulted in a decrease of $155 million and an increase of $113 million, respectively, to our comparable operating income (non-GAAP). Additionally, during the three months ended December 31, 2024 and December 31, 2023, the company recorded net charges of $2 million and $3 million, respectively, related to restructuring our manufacturing operations in the United States. During both the three months ended December 31, 2024 and December 31, 2023, the company recorded net charges of $4 million for the amortization of noncompete agreements related to the BODYARMOR acquisition and net charges of $1 million due to tax litigation expense. During the three months ended December 31, 2024, the company recorded a charge of $13 million related to an indemnification agreement entered into as a part of the refranchising of certain bottling operations.
5During the three months ended December 31, 2024, the company recorded expense of $2 million for costs directly related to the resolution of certain foreign tax matters.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Year Ended December 31, 2024
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$4,255	$3,792	$4,556	$2,156	$496	$(5,263)	$9,992
Items Impacting Comparability:
Asset Impairments[1]	—	126	760	—	—	—	886
Transaction Gains/Losses[2]	—	—	—	—	—	3,118	3,118
Restructuring[3]	—	—	—	—	—	133	133
Other Items[4]	(48)	(46)	56	(58)	1	27	(68)
Certain Tax Matters[5]	3	—	—	—	—	21	24
Comparable (Non-GAAP)	$4,210	$3,872	$5,372	$2,098	$497	$(1,964)	$14,085

	Year Ended December 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$4,323	$3,436	$4,634	$2,057	$578	$(3,717)	$11,311
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	—	—
Transaction Gains/Losses[2]	—	—	—	—	—	1,691	1,691
Restructuring[3]	—	—	26	—	—	165	191
Other Items[4]	1	4	48	60	8	22	143
Certain Tax Matters	—	—	—	—	—	—	—
Comparable (Non-GAAP)	$4,324	$3,440	$4,708	$2,117	$586	$(1,839)	$13,336

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
% Change — Reported (GAAP)	(2)	10	(2)	5	(14)	(42)	(12)
% Currency Impact	(15)	(17)	0	(2)	(1)	1	(11)
% Change — Currency Neutral (Non-GAAP)	13	27	(2)	7	(14)	(42)	(1)

% Impact of Items Impacting Comparability (Non-GAAP)	1	(2)	(16)	6	1	(35)	(17)
% Change — Comparable (Non-GAAP)	(3)	13	14	(1)	(15)	(7)	6
% Comparable Currency Impact (Non-GAAP)	(16)	(18)	0	(6)	(1)	2	(11)
% Change — Comparable Currency Neutral (Non-GAAP)	13	31	14	5	(15)	(8)	16
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the year ended December 31, 2024, the company recorded a charge of $760 million related to the impairment of our BODYARMOR trademark, which was primarily driven by revised projections of future operating results and higher discount rates resulting from changes in macroeconomic conditions since the acquisition date. Additionally, during the year ended December 31, 2024, the company recorded a charge of $126 million related to the impairment of a trademark in Latin America, which was primarily driven by revised projections of future operating results and changes in macroeconomic conditions.
2During the years ended December 31, 2024 and 2023, the company recorded charges of $3,109 million and $1,702 million, respectively, related to the remeasurement of our contingent consideration liability to fair value in conjunction with our acquisition of fairlife. During the year ended December 31, 2024, the company recorded $7 million of transaction costs related to the refranchising of our bottling operations in certain territories in India and $2 million of transaction costs related to the sale of a portion of our interest in Coke Consolidated. During the year ended December 31, 2023, the company recorded a gain of $11 million related to the sale of a portion of our ownership interest in an unconsolidated bottling operation.
3During the years ended December 31, 2024 and 2023, the company recorded charges of $133 million and $164 million, respectively, related to certain initiatives designed to further simplify and standardize our organization as part of our productivity and reinvestment program. During the year ended December 31, 2023, the company recorded charges of $27 million, primarily related to severance costs associated with the restructuring of our North America operating unit.
4During the years ended December 31, 2024 and 2023, the impact of the company’s adjustment related to our economic hedging activities resulted in a decrease of $113 million and an increase of $67 million, respectively, to our comparable operating income (non-GAAP). Additionally, during the years ended December 31, 2024 and 2023, the company recorded net charges of $19 million and $18 million, respectively, related to restructuring our manufacturing operations in the United States. During both the years ended December 31, 2024 and 2023, the company recorded charges of $15 million for the amortization of noncompete agreements related to the BODYARMOR acquisition. During the years ended December 31, 2024 and 2023, the company recorded a net benefit of $2 million and a net charge of $8 million, respectively, due to tax litigation expense. During the year ended December 31, 2024, the company recorded a charge of $13 million related to an indemnification agreement entered into as a part of the refranchising of certain bottling operations. During the year ended December 31, 2023, the company recorded charges totaling $35 million related to the discontinuation of certain manufacturing operations in Asia Pacific.
5During the year ended December 31, 2024, the company recorded expense of $24 million for costs directly related to the resolution of certain foreign tax matters.

THE COCA-COLA COMPANY AND SUBSIDIARIES
Reclassified Operating Segment and Corporate Data
Reconciliation of GAAP and Non-GAAP Financial Measures
(In millions)

Operating Income (Loss) by Operating Segment and Corporate:

	Year Ended December 31, 2023
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$4,323	$3,436	$4,634	$2,057	$578	$(3,717)	$11,311
Items Impacting Comparability:
Asset Impairments	—	—	—	—	—	—	—
Transaction Gains/Losses[1]	—	—	—	—	—	1,691	1,691
Restructuring[2]	—	—	26	—	—	165	191
Other Items[3]	1	4	48	60	8	22	143
Comparable (Non-GAAP)	$4,324	$3,440	$4,708	$2,117	$586	$(1,839)	$13,336

	Year Ended December 31, 2022
	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
Reported (GAAP)	$3,940	$2,881	$3,930	$2,318	$487	$(2,647)	$10,909
Items Impacting Comparability:
Asset Impairments[4]	—	—	—	57	—	—	57
Transaction Gains/Losses[1]	—	—	—	—	—	996	996
Restructuring[2]	(7)	—	38	—	—	86	117
Other Items[3]	29	6	142	7	22	60	266
Comparable (Non-GAAP)	$3,962	$2,887	$4,110	$2,382	$509	$(1,505)	$12,345

	Europe, Middle East & Africa	Latin America	North America	Asia Pacific	Bottling Investments	Corporate	Consolidated
% Change — Reported (GAAP)	10	19	18	(11)	19	(40)	4
% Currency Impact	(14)	(5)	0	(7)	(7)	0	(8)
% Change — Currency Neutral (Non-GAAP)	24	24	18	(4)	25	(40)	12

% Impact of Items Impacting Comparability (Non-GAAP)	1	0	3	0	4	(18)	(4)
% Change — Comparable (Non-GAAP)	9	19	15	(11)	15	(22)	8
% Comparable Currency Impact (Non-GAAP)	(15)	(5)	0	(6)	(6)	0	(7)
% Change — Comparable Currency Neutral (Non-GAAP)	24	24	15	(5)	21	(22)	16
Note: Certain columns may not add due to rounding. Certain growth rates may not recalculate using the rounded dollar amounts provided.
1During the years ended December 31, 2023 and 2022, the company recorded charges of $1,702 million and $1,000 million, respectively, related to the remeasurement of our contingent consideration liability to fair value in conjunction with our acquisition of fairlife. During the years ended December 31, 2023 and 2022, the company recorded gains of $11 million and $4 million, respectively, related to the sale of a portion of our ownership interest in an unconsolidated bottling operation.
2During the years ended December 31, 2023 and 2022, the company recorded charges of $164 million and $85 million, respectively, related to certain initiatives designed to further simplify and standardize our organization as part of our productivity and reinvestment program. During the years ended December 31, 2023 and 2022, the company recorded charges of $27 million and $38 million, respectively, primarily related to severance costs associated with the restructuring of our North America operating unit. During the year ended December 31, 2022, the company recorded a gain of $6 million due to a revision of management’s estimates associated with our strategic realignment initiatives.
3During the years ended December 31, 2023 and 2022, the impact of the company’s adjustment related to our economic hedging activities resulted in increases of $67 million and $194 million, respectively, to our comparable operating income (non-GAAP). Additionally, during the years ended December 31, 2023 and 2022, the company recorded net charges of $18 million and $33 million, respectively, related to restructuring our manufacturing operations in the United States and net charges of $8 million and $1 million, respectively, due to tax litigation expense. During the year ended December 31, 2023, the company recorded charges totaling $35 million related to the discontinuation of certain manufacturing operations in Asia Pacific and a net charge of $15 million for the amortization of noncompete agreements related to the BODYARMOR acquisition. During the year ended December 31, 2022, the company recorded a net charge of $38 million related to the BODYARMOR acquisition, which included various transition and transaction costs, employee retention costs and the amortization of noncompete agreements, net of the reimbursement of distributor termination fees.
4During the year ended December 31, 2022, the company recorded an impairment charge of $57 million related to a trademark in Asia Pacific, which was primarily driven by a change in brand strategy resulting in revised projections of future operating results for the trademark.

About The Coca-Cola Company
The Coca-Cola Company (NYSE: KO) is a total beverage company with products sold in more than 200 countries and territories. Our company’s purpose is to refresh the world and make a difference. We sell multiple billion-dollar brands across several beverage categories worldwide. Our portfolio of sparkling soft drink brands includes Coca-Cola, Sprite and Fanta. Our water, sports, coffee and tea brands include Dasani, smartwater, vitaminwater, Topo Chico, BODYARMOR, Powerade, Costa, Georgia, Fuze Tea, Gold Peak and Ayataka. Our juice, value-added dairy and plant-based beverage brands include Minute Maid, Simply, innocent, Del Valle, fairlife and AdeS. We’re constantly transforming our portfolio, from reducing sugar in our drinks to bringing innovative new products to market. We seek to positively impact people’s lives, communities and the planet through water replenishment, packaging recycling, sustainable sourcing practices and carbon emissions reductions across our value chain. Together with our bottling partners, we employ more than 700,000 people, helping bring economic opportunity to local communities worldwide. Learn more at www.coca-colacompany.com and follow us on Instagram, Facebook and LinkedIn.

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